Statement of Additional Information Supplement

August 7, 2009

The Universal Institutional Funds, Inc.

Supplement dated August 7, 2009 to The Universal Institutional Funds, Inc. Statement of Additional Information dated May 1, 2009

Effective August 10, 2009, the Global Franchise Portfolio will be re-opened and will once again offer its shares to all eligible investors. Therefore, the double asterisk next to the Portfolio's name on the first page of the Statement of Additional Information is hereby deleted.

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The second paragraph of the section of the Statement of Additional Information entitled "Redemption of Shares — Distributions In Kind" is hereby deleted and replaced with the following:

Distributions In Kind: If the Investment Adviser determines that it is in the best interest of the Fund or a Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may distribute to you securities held by the Portfolio from which you are redeeming. If requested, the Portfolio will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Please retain this supplement for future reference.